
                                                                                                        Exhibit 99(i)

                                                MERRILL LYNCH & CO., INC.
                                          PRELIMINARY UNAUDITED EARNINGS SUMMARY

                                                            For Three Months Ended                 Percent Inc/(Dec)
                                                  December 26,   September 26,  December 27,     4Q97 vs.    4Q97 vs.
[In millions, except per share amounts]               1997             1997        1996             3Q97        4Q96
                                                  ------------   -------------  ------------     --------    --------

Revenues:
  Commissions                                         $  1,230        $  1,244       $   967        (1.1)%      27.2 %
  Interest and Dividends                                 4,512           4,397         3,492         2.6        29.2
  Principal Transactions                                   603             951           744       (36.6)      (19.0)
  Investment Banking                                       825             691           517        19.4        59.7
  Asset Management and Portfolio Service Fees              751             722           601         4.1        25.1
  Other                                                    202             141           280        42.8       (28.2)
                                                  ------------   -------------  ------------

  Total Revenues                                         8,123           8,146         6,601        (0.3)       23.1

  Interest Expense                                       4,255           4,153         3,219         2.5        32.2
                                                  ------------   -------------  ------------

  Net Revenues                                           3,868           3,993         3,382        (3.1)       14.4
                                                  ------------   -------------  ------------

Non-Interest Expenses:
  Compensation and Benefits                              1,962           2,008         1,660        (2.3)       18.2
  Communications and Equipment Rental                      166             175           151        (5.2)       10.1
  Occupancy                                                122             124           163        (1.4)      (24.9)
  Depreciation and Amortization                            118             115           111         2.9         6.3
  Professional Fees                                        206             211           160        (2.4)       29.0
  Advertising and Market Development                       153             145           150         5.5         1.6
  Brokerage, Clearing, and Exchange Fees                   138             137           103         0.3        34.1
  Other                                                    274             307           209       (10.7)       31.2
                                                  ------------   -------------  ------------

  Total Non-Interest Expenses                            3,139           3,222         2,707        (2.6)       16.0
                                                  ------------   -------------  ------------

Earnings Before Income Taxes and Dividends
  on Preferred Securities Issued by Subsidiaries           729             771           675        (5.5)        7.9

Income Tax Expense                                         250             266           230        (5.8)        8.7

Dividends on Preferred Securities Issued
  by Subsidiaries                                           13              12             -           -         N/M
                                                  ------------   -------------  ------------

Net Earnings                                         $     466       $     493     $     445        (5.5)        4.7
                                                  ------------   -------------  ------------
                                                  ------------   -------------  ------------

Preferred Stock Dividends                            $      10       $       9     $      12           -       (16.7)
                                                  ------------   -------------  ------------

Net Earnings Applicable to Common
  Stockholders                                       $     456       $     484     $     433        (5.6)        5.3
                                                  ------------   -------------  ------------
                                                  ------------   -------------  ------------
Earnings per Common Share (A)(B):
  Basic                                                  $1.37           $1.46         $1.32        (6.2)        3.8
  Diluted                                                $1.17           $1.25         $1.14        (6.4)        2.6

Average Shares (A):
  Basic                                                  333.9           331.0         328.8         0.9         1.5
  Diluted                                                390.8           387.6         378.9         0.8         3.1


(A) Share and per share amounts have been restated for the two-for-one common stock split, effected in the form of a 100% stock dividend, paid on May 30, 1997.

(B) Effective December 1997, basic and diluted earnings per share replaced the primary and fully diluted calculations in accordance with Statement of Financial Accounting Standards No. 128.

Note:  Percentages are based on actual numbers before rounding.

                                                                   Exhibit 99(i)

                              MERRILL LYNCH & CO., INC.
                        PRELIMINARY UNAUDITED EARNINGS SUMMARY

                                                  For the Year Ended
[In millions, except per share amounts]     December 26,    December 27,   Percent
                                                 1997          1996       Inc / (Dec)
                                            ------------    ------------  -----------
Revenues:
  Commissions                                   $  4,667        $  3,786       23.3 %
  Interest and Dividends                          17,087          12,899       32.5
  Principal Transactions                           3,769           3,454        9.1
  Investment Banking                               2,749           1,945       41.3
  Asset Management and Portfolio Service
   Fees                                            2,789           2,261       23.3
  Other                                              670             666        0.6
                                            ------------    ------------

  Total Revenues                                  31,731          25,011       26.9

  Interest Expense                                16,062          11,895       35.0
                                            ------------    ------------

  Net Revenues                                    15,669          13,116       19.5
                                            ------------    ------------

Non-Interest Expenses:
  Compensation and Benefits                        7,962           6,704       18.8
  Communications and Equipment Rental                669             559       19.6
  Occupancy                                          491             508       (3.5)
  Depreciation and Amortization                      446             411        8.5
  Professional Fees                                  813             582       39.6
  Advertising and Market Development                 597             514       16.3
  Brokerage, Clearing, and Exchange Fees             505             413       22.1
  Other                                            1,136             859       32.3
                                            ------------    ------------

  Total Non-Interest Expenses                     12,619          10,550       19.6
                                            ------------    ------------

Earnings Before Income Taxes and Dividends
  on Preferred Securities Issued by
  Subsidiaries                                     3,050           2,566       18.9

Income Tax Expense                                 1,097             947       15.7

Dividends on Preferred Securities Issued
  by Subsidiaries                                     47               -        N/M
                                            ------------    ------------

Net Earnings                                  $    1,906     $     1,619       17.8
                                            ------------    ------------
                                            ------------    ------------

Preferred Stock Dividends                     $       39     $        47      (15.1)
                                            ------------    ------------

Net Earnings Applicable to Common
  Stockholders                                $    1,867     $     1,572       18.7
                                            ------------    ------------
                                            ------------    ------------

Earnings per Common Share (A)(B):
  Basic                                            $5.63           $4.65       21.1
  Diluted                                          $4.83           $4.11       17.5

Average Shares (A):
  Basic                                            331.5           337.8       (1.9)
  Diluted                                          386.7           382.3        1.2


(A) Share and per share amounts have been restated for the two-for-one common stock split, effected in the form of a 100% stock dividend, paid on May 30, 1997.

(B) Effective December 1997, basic and diluted earnings per share replaced the primary and fully diluted calculations in accordance with Statement of Financial Accounting Standards No. 128.

Note:  Percentages are based on actual numbers before rounding.


                                          8